UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 16, 2005

MANNATECH, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Texas	000-24657	75-2508900
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 S. Royal Lane, Suite 200

Coppell, Texas 75019

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (972) 471-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 16, 2005, Mannatech entered into a consulting services agreement with Fredrick Media, LLC, which is owned by Mr. Landen Fredrick, son of Mr. J. Stanley Fredrick, who is Mannatech’s Lead Director on its Board of Directors and a major shareholder. Pursuant to the Consulting Agreement, Mannatech has agreed to pay up to $470,000 to Fredrick Media LLC for the design, development and project management of redesigning Mannatech’s website project, which is projected to be a fourteen month project. A copy of the Consulting Services is attached hereto as Exhibit 99.1.

Mr. Landen Fredrick worked on an earlier marketing consulting project for Mannatech in 2005, in which Mannatech paid Mr. Landen Fredrick approximately $13,000 for his services.

Exhibit Number	Exhibit

99.1*	Consulting Services Agreement dated November 16, 2005, between Mannatech and Fredrick Media LLC.

*Filed herewith.

[SIGNATURE PAGE TO FOLLOW]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MANNATECH, INCORPORATED

Dated: November 21, 2005	By:	/s/ Stephen D. Fenstermacher
	Name:	Stephen D. Fenstermacher
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1*	Consulting Services Agreement dated November 16, 2005, between Mannatech and Fredrick Media LLC

*Filed herewith.